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                                                                   EXHIBIT 23.05



                    CONSENT OF PERSON TO BE NAMED AS A DIRECTOR



I hereby consent to the reference to me as a person who has agreed to become a director under the heading "Management of the Combined Company" in the prospectus constituting a part of this Registration Statement on Form S-4.



                                   /s/ Matthew D. Miller
                                   -------------------------------------
                                   Matthew D. Miller



Sunnyvale, California
May 6, 1998